--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     Janus Strategic Value Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

--------------------------------------------------------------------------------
Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Strategic Value Fund

[PHOTO]
David Decker
portfolio manager

For the six months ended April 30, 2001, Janus Strategic Value Fund declined 6.01%, outperforming its benchmark, the S&P 500 Index, which posted a 12.06% loss.(1) Our goal, however, is to provide absolute performance, not relative performance, and for that reason I do not view our performance as a success.

The primary factor influencing the severe downturn in the market was the correction in many highly valued technology and telecommunications companies that saw business conditions collapse in late 2000. The valuations of those companies soon followed. A rally in early February proved short-lived, as investors soon realized that a recovery was nowhere in sight.

Although the economic environment continues to damage corporate profitability, our conversations with our companies suggest room for a little optimism. While it is bad, it doesn't seem to be getting a lot worse in many industries. Janus Strategic Value Fund is designed to invest in companies that are undervalued relative to their intrinsic value. This is intended to provide a measure of support in difficult markets.

Our biggest disappointment of the period was Winstar, a telecommunications company. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believe the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment due to its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and in May we sold the position at a significant loss.

There are occasions where the value we see in a company is not readily recognized by the market, and it often requires patience until that value is recognized. In highly volatile markets like those we have seen over the past 12 months, the time for value recognition to occur can be surprisingly long. However, if we are correct in our fundamental analysis, we are generally well rewarded. Take for example Advanced Micro Devices (AMD), the number two manufacturer of microprocessors for PCs behind Intel. Despite tremendous improvements in technology and service, the valuation of AMD collapsed, reaching a low of $14 per share. While there is no question that 2001 has been a difficult year for all companies in this industry, we believe AMD has become a fundamentally more competitive player, and its valuation didn't remotely reflect this change. Although it was gut-wrenching, we chose to hold and add more to our position during this turmoil. While the stock, in our view, still doesn't reflect its true value, it has appreciated by more that 100% since hitting its low.

Industrial giant Minnesota Mining & Manufacturing (3M) also saw its value take a significant hit late last year because of concern about the impact a slowing economy would have on its operations. What we saw was a well-run company that still had enormous opportunity for improvement once a new management team came in and addressed some of its operational deficiencies. James McNerney, the former head of GE Aircraft Engines, has since taken over the company and is intent on improving cost control and capital efficiency. When economic conditions do improve, we believe that 3M will be a much more productive and efficient company.

Mattel also proved to be a very successful investment. Following a disastrous period culminating in an ill-advised acquisition, Mattel's valuation was sent to an extremely low level. A new management team, headed by Robert Eckert, has revitalized the company by focusing on capital efficiency and cash flow. The stock has since appreciated by more than 50%.

What these examples show is that there are opportunities out there to track down companies that will perform well in even the most difficult of market conditions. While not always easy to find, that is what we are looking for every day we come to work.

Thank you for your investment in Janus Strategic Value Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                   Janus Strategic Value Fund  April 30, 2001  1

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 99.2%             99.8%
  Foreign                                                13.8%             11.4%
    European                                              1.2%              2.0%
Number of Stocks                                            55                65
Top 10 Equities (% of Assets)                            38.9%             38.1%
Cash, Cash Equivalents and
  Fixed-Income Securities                                 0.8%              0.2%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                                12.8%              3.1%
Diversified Operations                                    7.1%             10.7%
Automotive - Truck Parts
  and Equipment                                           7.0%              4.1%
Electronic Components
  - Semiconductors                                        6.8%              3.4%
Computer Services                                         4.3%              2.0%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
El Paso Corp.                                             8.6%                --
Advanced Micro Devices, Inc.                              6.8%              3.4%
Citigroup, Inc.                                           3.8%              0.5%
Alcoa, Inc.                                               3.0%                --
Delphi Automotive Systems Corp.                           3.0%              1.8%
Mattel, Inc.                                              2.9%              1.7%
Cemex S.A. (ADR)                                          2.8%              1.5%
Reliance Industries, Ltd.                                 2.7%              1.7%
Tyco International, Ltd.                                  2.7%              4.6%
Lear Corp.                                                2.6%              1.3%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Since 2/29/00*
(4.57)%          5.22%

Janus Strategic Value Fund - $10,612
S&P 500 Index - $9,267

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($10,612) as compared to the S&P 500 Index ($9,267).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.2%
Automotive - Cars and Light Trucks - 3.1%
   2,000,000     Ford Motor Co. .............................    $    58,960,000
   3,679,000     Nissan Motor Company, Ltd. .................         25,224,534

                                                                      84,184,534

Automotive - Truck Parts and Equipment - 7.0%
   5,477,015     Delphi Automotive Systems Corp. ............    $    81,607,524
   2,026,975     Lear Corp.* ................................         72,971,100
   2,236,880     Visteon Corp. ..............................         36,975,626

                                                                     191,554,250

Building Products - Cement and Aggregate - 2.8%
   3,277,210     Cemex S.A. (ADR) ...........................         75,932,956

See Notes to Schedule of Investments.

2 Janus Strategic Value Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.9%
   1,206,430     Comcast Corp. - Special Class A* ...........    $    52,974,341

Casino Hotels - 2.1%
   2,962,035     Park Place Entertainment Corp.* ............         32,937,829
   1,800,000     Station Casinos, Inc.* .....................         25,308,000

                                                                      58,245,829

Chemicals - Diversified - 1.9%
     944,635     E.I. du Pont de Nemours and Co. ............         42,688,056
     699,910     Lyondell Chemical Co. ......................         10,995,586

                                                                      53,683,642

Chemicals - Specialty - 1.1%
     898,750     Cytec Industries, Inc.* ....................         29,398,113

Commercial Services - 1.0%
     800,000     Iron Mountain, Inc.* .......................         28,920,000

Commercial Services - Financial - 2.4%
     735,612     Dun & Bradstreet Corp.* ....................         20,427,945
   1,471,225     Moody's Corp. ..............................         46,196,465

                                                                      66,624,410

Computer Aided Design - 2.4%
   3,210,605     Cadence Design Systems, Inc.* ..............         66,459,523

Computer Services - 4.3%
     605,990     Arbitron, Inc.* ............................         12,653,071
   3,909,645     Ceridian Corp.* ............................         70,373,610
   2,900,000     Unisys Corp.* ..............................         34,916,000

                                                                     117,942,681

Computers - 1.2%
   1,300,000     Apple Computer, Inc.* ......................         33,137,000

Containers - Paper and Plastic - 2.0%
   3,899,230     Packaging Corp. of America* ................         55,096,120

Diversified Financial Services - 3.8%
   2,128,010     Citigroup, Inc. ............................        104,591,692

Diversified Operations - 7.1%
     594,295     Danaher Corp. ..............................         33,286,463
     626,700     Illinois Tool Works, Inc. ..................         39,720,246
     399,710     Minnesota Mining and Manufacturing Co. .....         47,569,487
   1,400,000     Tyco International, Ltd. ...................         74,718,000

                                                                     195,294,196

Electronic Components - Semiconductors - 6.8%
   6,023,720     Advanced Micro Devices, Inc.* ..............        186,735,320

Finance - Consumer Loans - 0.1%
      21,160     Household International, Inc. ..............          1,354,663

Finance - Investment Bankers/Brokers - 1.9%
     850,000     Merrill Lynch & Company, Inc. ..............         52,445,000

Finance - Mortgage Loan Banker - 0.9%
     581,505     Countrywide Credit Industries, Inc. ........         24,812,818

Machinery - Construction and Mining - 1.0%
   1,418,465     Terex Corp.* ...............................         27,801,914

Medical - Drugs - 1.4%
     491,970     Merck & Company, Inc. ......................         37,374,961

Medical - Outpatient and Home Medical Care - 0.7%
     768,920     Apria Healthcare Group, Inc.* ..............    $    19,968,852

Medical Products - 1.8%
   1,501,330     Becton, Dickinson and Co. ..................         48,568,026

Metal - Aluminum - 3.0%
   2,000,000     Alcoa, Inc. ................................         82,800,000

Money Center Banks - 2.1%
   1,158,725     Bank of New York Company, Inc. .............         58,167,995

Networking Products - 1.4%
   5,905,900     3Com Corp.* ................................         38,506,468

Oil - Field Services - 0.4%
     200,000     Weatherford International, Inc.* ...........         11,646,000

Oil Companies - Exploration and Production - 3.4%
     802,120     Anadarko Petroleum Corp. ...................         51,832,994
     901,120     Burlington Resources, Inc. .................         42,541,875

                                                                      94,374,869

Oil Refining and Marketing - 2.3%
   6,112,880     SK Corp.# ..................................         64,517,088

Petrochemicals - 2.7%
  10,326,455     Reliance Industries, Ltd. ..................         75,634,690

Pipelines - 12.8%
   3,459,982     El Paso Corp. ..............................        238,046,762
     787,085     Enron Corp. ................................         49,365,971
   1,122,670     Kinder Morgan, Inc. ........................         65,900,729

                                                                     353,313,462

Printing - Commercial - 1.7%
   1,336,100     Valassis Communications, Inc.* .............         47,231,135

Publishing - Newspapers - 1.9%
   1,276,500     New York Times Co. - Class A ...............         52,374,795

Recreational Centers - 0.5%
     500,000     Bally Total Fitness Holding Corp.* .........         13,700,000

Retail - Discount - 0.1%
   1,333,580     Ames Department Stores, Inc.* ..............          2,800,518

Retail - Toy Store - 0.9%
   1,000,000     Toys "R" Us, Inc.* .........................         24,800,000

Savings/Loan/Thrifts - 0.7%
     321,505     Golden West Financial Corp. ................         18,872,344

Telephone - Integrated - 2.5%
   4,400,000     McLeodUSA, Inc. - Class A* .................         38,940,000
     862,265     Telefonos de Mexico S.A. (ADR) .............         29,834,369

                                                                      68,774,369

Television - 1.2%
   1,426,420     SBS Broadcasting S.A.*,# ...................         33,150,001

Toys - 2.9%
   4,900,000     Mattel, Inc. ...............................         79,135,000
--------------------------------------------------------------------------------
Total Common Stock (cost $2,517,851,175) ....................      2,732,899,575
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                   Janus Strategic Value Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 0.1%
Cellular Telecommunications - 0%
$ 23,505,000     Winstar Communications, Inc., 12.75%
                   senior notes, due 4/15/10(pi) ............    $       352,575

Retail - Discount - 0.1%
  10,225,000     Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06 ................          1,636,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $20,689,531) ....................          1,988,575
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                 Household Finance Corp.
  30,500,000       4.65%, 5/1/01
                   (amortized cost $30,500,000) .............         30,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,569,040,706) - 100.4% ......      2,765,388,150
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)     (10,149,715)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,755,238,435
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.7%          $    74,718,000
India                                              2.7%               75,634,690
Japan                                              0.9%               25,224,534
Luxembourg                                         1.2%               33,150,001
Mexico                                             3.8%              105,767,325
South Korea                                        2.3%               64,517,088
United States++                                   86.4%            2,386,376,512
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,765,388,150

++Includes Short-Term Securities (85.2% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Strategic Value Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  2,569,041

Investments at value                                                $  2,765,388
  Cash                                                                     3,713
  Receivables:
    Investments sold                                                       6,258
    Fund shares sold                                                       4,451
    Dividends                                                              1,247
    Interest                                                                  45
  Other assets                                                                 5
--------------------------------------------------------------------------------
Total Assets                                                           2,781,107
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 20,253
    Fund shares repurchased                                                3,028
    Advisory fees                                                          1,412
    Transfer agent fees and expenses                                         451
  Accrued expenses                                                           725
--------------------------------------------------------------------------------
Total Liabilities                                                         25,869
--------------------------------------------------------------------------------
Net Assets                                                          $  2,755,238
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          266,053

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      10.36
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                   Janus Strategic Value Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $        853
  Dividends                                                               18,553
  Foreign tax withheld                                                     (517)
--------------------------------------------------------------------------------
Total Investment Income                                                   18,889
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            9,388
  Transfer agent fees and expenses                                         3,161
  Registration fees                                                           31
  Postage and mailing expenses                                               283
  Custodian fees                                                             129
  Printing expenses                                                          315
  Audit fees                                                                  16
  Trustees' fees and expenses                                                  7
  Other expenses                                                              20
--------------------------------------------------------------------------------
Total Expenses                                                            13,350
Expense and Fee Offsets                                                    (247)
Net Expenses                                                              13,103
Net Investment Income/(Loss)                                               5,786
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (188,983)
  Net realized gain/(loss) from foreign currency transactions              (165)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                    (16,712)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (205,860)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (200,074)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Strategic Value Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the period ended October 31, 2000
(all numbers in thousands)                                           2001          2000(1)
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      5,786   $      2,698
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (189,148)         63,551
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 (16,712)        213,057
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (200,074)        279,306
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (4,735)             --
  Dividends (in excess of net investment income)*                          --             --
  Net realized gain from investment transactions*                    (63,225)             --
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (67,960)             --
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         495,351      3,869,868
  Reinvested dividends and distributions                               66,182             --
  Shares repurchased                                                (665,209)    (1,022,226)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (103,676)      2,847,642
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (371,710)      3,126,948
Net Assets:
  Beginning of period                                               3,126,948             --
--------------------------------------------------------------------------------------------
  End of period                                                  $  2,755,238   $  3,126,948
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  2,753,638   $  2,857,314
  Accumulated net investment income/(loss)*                             3,386          2,335
  Accumulated net realized gain/(loss) from investments*            (198,131)         54,242
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     196,345        213,057
--------------------------------------------------------------------------------------------
                                                                 $  2,755,238   $  3,126,948
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          46,703        371,000
  Reinvested distributions                                              6,501             --
--------------------------------------------------------------------------------------------
Total                                                                  53,204        371,000
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (64,068)       (94,083)
Net Increase/(Decrease) in Fund Shares                               (10,864)        276,917
Shares Outstanding, Beginning of Period                               276,917             --
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     266,053        276,917
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    980,116   $  4,240,961
  Proceeds from sales of securities                                 1,163,755      1,393,725
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

(1) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                   Janus Strategic Value Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and the period ended October 31                            2001         2000(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    11.29    $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 .02           .01
  Net gains on securities (both realized
    and unrealized)                                          (.71)          1.28
--------------------------------------------------------------------------------
Total from Investment Operations                             (.69)          1.29
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                     (.01)            --
  Distributions (from capital gains)                         (.23)            --
--------------------------------------------------------------------------------
Total Distributions                                          (.24)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    10.36    $    11.29
--------------------------------------------------------------------------------
Total Return*                                              (6.01)%        12.90%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $2,755,238    $3,126,948
Average Net Assets for the Period
  (in thousands)                                        $2,912,537    $2,840,620
Ratio of Gross Expenses to
  Average Net Assets**(1)                                    0.92%         1.02%
Ratio of Net Expenses to
  Average Net Assets**(1)                                    0.91%         0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                             0.40%         0.14%
Portfolio Turnover Rate**                                      69%           72%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Strategic Value Fund  April 30, 2001

Notes to Schedule of Investments


*    Non-income-producing security
(pi) Security is a defaulted security with interest in the amount of $1,531,743 at April 18, 2001; which was written-off.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                              Purchases                  Sales             Realized      Dividend   Market Value
                         Shares        Cost       Shares        Cost      Gain/(Loss)     Income     at 4/30/01
---------------------------------------------------------------------------------------------------------------
SBS Broadcasting S.A.     --           --         100,000   $6,401,151    $(3,669,962)          --  $33,150,001
SK Corp.                  --           --              --           --             --   $2,285,146   64,517,088
---------------------------------------------------------------------------------------------------------------
                                                            $6,401,151    $(3,669,962)  $2,285,146  $97,667,089
---------------------------------------------------------------------------------------------------------------

                                   Janus Strategic Value Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Strategic Value Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Strategic Value Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                  Janus Strategic Value Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $2,048                 $1,536           $577,555
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $2,582,838,113    $452,406,004     $(269,855,967)    $182,550,037
--------------------------------------------------------------------------------

12  Janus Strategic Value Fund  April 30, 2001

Explanations of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                  Janus Strategic Value Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Strategic Value Fund  April 30, 2001

Notes

                                  Janus Strategic Value Fund  April 30, 2001  15

Notes

16  Janus Strategic Value Fund  April 30, 2001

Notes

                                  Janus Strategic Value Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                     SV61-06/01